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                                                                    EXHIBIT 32.3


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Plumas Bancorp for the quarter ended June 30, 2003, I, William E. Elliott, President and Chief Executive Officer of Plumas Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

         (1) such Quarterly Report on Form 10-Q of Plumas Bancorp for the quarter ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Quarterly Report on Form 10-Q of Plumas Bancorp for the quarter ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of Plumas Bancorp.

Dated August 8, 2003                     /s/ William E. Elliott
      --------------                     ----------------------
                                         William E. Elliott
                                         President and Chief Executive Officer